NORTHWESTERN CORPORATION

TO

THE BANK OF NEW YORK MELLON

(formerly The Bank of New York)

AND

MING RYAN

As Trustees under Mortgage and

Deed of Trust, dated as of

October 1, 1945, with NorthWestern Corporation

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

Providing, among other things, for First Mortgage Bonds, 6.34% Series due 2019

Dated as of March 1, 2009

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

THIS TWENTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of March 1, 2009, between NORTHWESTERN CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (hereinafter called the “Company”), having its principal office at 3010 West 69th Street, Sioux Falls, South Dakota, 57108, and THE BANK OF NEW YORK MELLON (formerly The Bank of New York) (hereinafter called the “Corporate Trustee”), a corporation of the State of New York, whose principal corporate trust office is located at 101 Barclay Street, New York, New York, 10286 (successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK (formerly Guaranty Trust Company of New York)), and MING RYAN, whose post office address is c/o The Bank of New York Mellon, 101 Barclay Street, New York, New York, 10286 (successor to Arthur E. Burke, Karl R. Henrich, H.H. Gould, R. Amundsen, P.J. Crowley, W.T. Cunningham, Douglas J. MacInnes and MaryBeth Lewicki) (said Ming Ryan being hereinafter sometimes called the “Co-Trustee”, and the Corporate Trustee and the Co-Trustee being hereinafter together sometimes called the “Trustees”), as Trustees under the Mortgage and Deed of Trust, dated as of October 1, 1945 (hereinafter called the “Mortgage” and, together with any indentures supplemental thereto, the “Indenture”), which Mortgage was executed and delivered by The Montana Power Company, a corporation of the State of New Jersey (hereinafter called the “Company-New Jersey”), as indirect predecessor under the Mortgage to the Company (the Company being successor under the Mortgage to NorthWestern Energy, L.L.C. (hereinafter called “NorthWestern Energy”), formerly known as The Montana Power, L.L.C., a limited liability company of the State of Montana, and NorthWestern Energy being the successor under the Mortgage to The Montana Power Company, a corporation of the State of Montana (hereinafter called the “Company-Montana”)), to Guaranty Trust Company of New York and Arthur E. Burke, as Trustees, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this instrument (hereinafter called the “Twenty-seventh Supplemental Indenture”) being supplemental thereto;

WHEREAS, by the Mortgage, the Company-New Jersey covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Indenture and to make subject to the lien of the Indenture any property thereafter acquired, made or constructed and intended to be subject to the lien thereof; and

WHEREAS, the Company-New Jersey executed and delivered to the Trustees its First Supplemental Indenture, dated as of May 1, 1954 (hereinafter called the “First Supplemental Indenture”), and its Second Supplemental Indenture, dated as of April 1, 1959 (hereinafter called the “Second Supplemental Indenture”); and

WHEREAS, the Company-New Jersey was merged into the Company-Montana on November 30, 1961, and to evidence the succession of the Company-Montana to the Company-New Jersey for purposes of the bonds and the Indenture and the assumption by the Company-Montana of the covenants and conditions of the Company-New Jersey in the bonds and in the Indenture contained and to enable the Company-Montana to have and exercise the powers and rights of the Company-New Jersey under the Indenture in accordance with the terms thereof, the Company-Montana executed and delivered to the Trustees its Third Supplemental Indenture, dated as of November 30, 1961 (hereinafter called the “Third Supplemental Indenture”); and

WHEREAS, the Company-Montana executed and delivered to the Trustees its Fourth Supplemental Indenture, dated as of April 1, 1970 (hereinafter called the “Fourth Supplemental Indenture”); its Fifth Supplemental Indenture, dated as of April 1, 1971 (hereinafter called the “Fifth Supplemental Indenture”); its Sixth Supplemental Indenture, dated as of March 1, 1974 (hereinafter called the “Sixth Supplemental Indenture”); its Seventh Supplemental Indenture, dated as of December 1, 1974 (hereinafter called the “Seventh Supplemental Indenture”); its Eighth Supplemental Indenture, dated as of July 1, 1975 (hereinafter called the “Eighth Supplemental Indenture”); its Ninth Supplemental Indenture, dated as of December 1, 1975 (hereinafter called the “Ninth Supplemental Indenture”); its Tenth Supplemental Indenture, dated as of January 1, 1979 (hereinafter called the “Tenth Supplemental Indenture”); its Eleventh Supplemental Indenture, dated as of October 1, 1983 (hereinafter called the “Eleventh Supplemental Indenture”); its Twelfth Supplemental Indenture, dated as of January 1, 1984 (hereinafter called the “Twelfth Supplemental Indenture”); its Thirteenth Supplemental Indenture, dated as of December 1, 1991 (hereinafter called the “Thirteenth Supplemental Indenture”); its Fourteenth Supplemental Indenture, dated as of January 1, 1993 (hereinafter called the “Fourteenth Supplemental Indenture”); its Fifteenth Supplemental Indenture, dated as of March 1, 1993 (hereinafter called the “Fifteenth Supplemental Indenture”); its Sixteenth Supplemental Indenture, dated as of May 1, 1993 (hereinafter called the “Sixteenth Supplemental Indenture”); its Seventeenth Supplemental Indenture, dated as of December 1, 1993 (hereinafter called the “Seventeenth Supplemental Indenture”); its Eighteenth Supplemental Indenture, dated as of August 5, 1994 (hereinafter called the “Eighteenth Supplemental Indenture”); its Nineteenth Supplemental Indenture, dated as of December 16, 1999 (hereinafter called the “Nineteenth Supplemental Indenture”); and its Twentieth Supplemental Indenture, dated as of November 1, 2001 (hereinafter called the “Twentieth Supplemental Indenture”); and

WHEREAS, the Company-Montana was merged into NorthWestern Energy (under its then name, The Montana Power, L.L.C.) on February 13, 2002; and to evidence the succession of NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to the Company-Montana for purposes of the bonds and the Indenture and the assumption by NorthWestern Energy (under its then name, The Montana Power, L.L.C.) of the covenants and conditions of the Company-Montana in the bonds and in the Indenture contained and to enable NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to have and exercise the powers and rights of the Company-Montana under the Indenture in accordance with the terms thereof, NorthWestern Energy (under its then name, The Montana Power, L.L.C.) executed and delivered to the Trustees its Twenty-first Supplemental Indenture, dated as of February 13, 2002 (hereinafter called the “Twenty-first Supplemental Indenture”); and

WHEREAS, NorthWestern Energy changed its name from The Montana Power, L.L.C. to NorthWestern Energy, L.L.C. on March 19, 2002; and

WHEREAS, NorthWestern Energy transferred, subject to the Lien of the Indenture, substantially all of the Mortgaged and Pledged Property as an entirety to the Company on November 20, 2002 (the “Transfer Date”), and to evidence the succession of the Company to NorthWestern Energy for purposes of the bonds and the Indenture and the assumption by the

Company of the covenants and conditions of NorthWestern Energy in the bonds and in the Indenture contained and to enable the Company to have and exercise the powers and rights of NorthWestern Energy under the Indenture in accordance with the terms thereof, the Company executed and delivered to the Trustees its Twenty-second Supplemental Indenture, dated as of November 15, 2002 (hereinafter called the “Twenty-second Supplemental Indenture”); and

WHEREAS, the Company executed and delivered to the Trustees its Twenty-third Supplemental Indenture, dated as of February 1, 2003 (hereinafter called the “Twenty-third Supplemental Indenture”); its Twenty-fourth Supplemental Indenture, dated as of November 1, 2004 (hereinafter called the “Twenty-fourth Supplemental Indenture”); its Twenty-fifth Supplemental Indenture, dated as of April 1, 2006 (hereinafter called the “Twenty-fifth Supplemental Indenture”) and its Twenty-sixth Supplemental Indenture, dated as of September 1, 2006 (hereinafter called the “Twenty-sixth Supplemental Indenture”); and

WHEREAS, the Mortgage and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth and Twenty-sixth Supplemental Indentures were recorded in the official records of various counties and states as required by the Indenture; and

WHEREAS, the Company expects to record this Twenty-seventh Supplemental Indenture in the official records of various counties and states as required by the Indenture;

WHEREAS, an instrument dated March 15, 1955 was executed by the Company-New Jersey appointing Karl R. Henrich as Co-Trustee in succession to said Arthur E. Burke, resigned, under the Mortgage and by Karl R. Henrich accepting the appointment as Co-Trustee under the Mortgage in succession to said Arthur E. Burke, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated June 29, 1962 was executed by the Company-Montana appointing H.H. Gould as Co-Trustee in succession to said Karl R. Henrich, resigned, under the Mortgage and by H.H. Gould accepting the appointment as Co-Trustee under the Mortgage in succession to said Karl R. Henrich, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated June 22, 1973 was executed by the Company-Montana appointing R. Amundsen as Co-Trustee in succession to said H.H. Gould, resigned, under the Mortgage and by R. Amundsen accepting the appointment as Co-Trustee under the Mortgage in succession to said H.H. Gould, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated July 1, 1986 was executed by the Company-Montana appointing P.J. Crowley as Co-Trustee in succession to said R. Amundsen, resigned, under the Mortgage and by P.J Crowley accepting the appointment as Co-Trustee under the Mortgage in succession to said R. Amundsen, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, by the Eighteenth Supplemental Indenture, the Company-Montana appointed (i) W.T. Cunningham as Co-Trustee in succession to said P.J. Crowley, resigned, under the Mortgage and W.T. Cunningham accepted the appointment as Co-Trustee under the Mortgage in succession to said P.J. Crowley, and (ii) The Bank of New York Mellon as Corporate Trustee in succession to Morgan Guaranty Trust Company of New York, resigned, under the Mortgage and The Bank of New York Mellon accepted the appointment as Corporate Trustee under the Mortgage in succession to said Morgan Guaranty Trust Company of New York, which supplemental indenture was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, an instrument dated March 29, 1999 was executed by the Company-Montana appointing Douglas J. MacInnes as Co-Trustee in succession to said W.T. Cunningham, resigned, under the Mortgage and by Douglas J. MacInnes accepting the appointment as Co-Trustee under the Mortgage in succession to said W.T. Cunningham, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and

WHEREAS, by the Twenty-third Supplemental Indenture, the Company appointed MaryBeth Lewicki as Co-Trustee in succession to said Douglas J. MacInnes, removed, under the Mortgage and MaryBeth Lewicki accepted the appointment as Co-Trustee under the Mortgage in succession to said Douglas J. MacInnes; and

WHEREAS, by the Twenty-fifth Supplemental Indenture, the Company appointed Ming Ryan as Co-Trustee in succession to said MaryBeth Lewicki, removed, under the Mortgage and Ming Ryan accepted the appointment as Co-Trustee under the Mortgage in succession to said Mary Beth Lewicki; and

WHEREAS, the Company-New Jersey, the Company-Montana or the Company has heretofore issued, in accordance with the provisions of the Mortgage, the following series of First Mortgage Bonds:

Series	Principal Amount Issued	Principal Amount Outstanding
2-7/8% Series due 1975	$40,000,000	NONE
3-1/8% Series due 1984	6,000,000	NONE
4-1/2% Series due 1989	15,000,000	NONE
8-1/4% Series due 1974	30,000,000	NONE
7-1/2% Series due 2001	25,000,000	NONE
8-5/8% Series due 2004	60,000,000	NONE
8-3/4% Series due 1981	30,000,000	NONE
9.60% Series due 2005	35,000,000	NONE
9.70% Series due 2005	65,000,000	NONE
9-7/8% Series due 2009	50,000,000	NONE
11-3/4% Series due 1993	75,000,000	NONE
10/10-1/8% Series due 2004/2014	80,000,000	NONE
8-1/8% Series due 2014	41,200,000	NONE

7.70% Series due 1999	55,000,000	NONE
8-1/4% Series due 2007	55,000,000	NONE
8.95% Series 2022	50,000,000	NONE
Secured Medium-Term Notes	68,000,000	NONE
7% Series due 2005	50,000,000	NONE
6-1/8% Series due 2023	90,205,000	NONE
5.90% Series due 2023	80,000,000	NONE
0% Series due 1999	210,321,007	NONE
7.30% Series due 2006	150,000,000	NONE
Collateral (2002) Series due 2006	280,000,000	NONE
Collateral (2004) Series A due 2009	90,000,000	NONE
Collateral (2004) Series B due 2011	72,000,000	NONE
Collateral (2004) Series C due 2014 (Twenty-sixth)	161,000,000	161,000,000
4.65% Series due 2023 (Twenty-seventh)	170,205,000	170,205,000
6.04% Series due 2016 (Twenty-eighth)	150,000,000	150,000,000

which bonds are also hereinafter sometimes called “Bonds of the First through Twenty-eighth Series”, respectively; and

WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Indenture as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Indenture; and

WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein or in any supplemental indenture or may (in lieu of establishment by Resolution as provided in Section 8 of the Mortgage) establish the terms and provisions of any series of bonds other than the First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Indenture shall be situated; and

WHEREAS, the Company now desires to create a new series of bonds (the “Bonds of the Twenty-ninth Series”, which term shall include the Private Bonds and the Exchange Bonds (each as defined herein), unless the context otherwise requires) and (pursuant to the provisions of

Section 120 of the Mortgage) to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Indenture; and

WHEREAS, the Company and the initial purchasers of the Bonds of the Twenty-ninth Series are entering into a Registration Rights Agreement dated March 26, 2009 (the “Registration Rights Agreement”) which requires the Company to use commercially reasonable efforts to make a Registered Exchange Offer which would enable holders of the Bonds of the Twenty-ninth Series to exchange such bonds for Securities not subject to certain restrictions under the Securities Act or to cause a Shelf Registration Statement to become effective with respect to the Bonds of the Twenty-ninth Series (in each case as defined in such Registration Rights Agreement); and

WHEREAS, the execution and delivery by the Company of this Twenty-seventh Supplemental Indenture, and the terms of the Bonds of the Twenty-ninth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That the Company, in consideration of the premises and of $1.00 to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Indenture, according to their tenor and effect and the performance of all the provisions of the Indenture (including any modification made as in the Mortgage provided) and of said bonds, and to confirm the lien of the Mortgage, as heretofore supplemented, on certain after-acquired property, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage, as heretofore supplemented) unto Ming Ryan, Co-Trustee, and (to the extent of its legal capacity to hold the same for the purposes hereof) to The Bank of New York Mellon, the Corporate Trustee, as Trustees under the Indenture, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all property, real, personal and mixed, of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature (whether or not located in the State of Montana), acquired by the Company after the date of the execution and delivery of the Mortgage, as heretofore supplemented (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing, or of any general description contained in the Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all powerhouses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof, all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits, all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

TOGETHER with all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

IT IS HEREBY AGREED by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, hypothecated, affected, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Mortgage, as supplemented, viz:  (1) cash, shares of stock, bonds, notes and other obligations and other securities not specifically pledged, paid, deposited, delivered or held under the Mortgage, as supplemented, or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks, and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage, as supplemented, or covenanted so to be; the Company’s contractual rights or other interest in or with respect to tires not owned by the Company; (4) the last day of the term of any lease or leasehold which may be or become subject to the lien of the Mortgage, as supplemented; (5) electric energy, gas, steam, water, ice, and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties and all Gas and Oil Production Property, as defined in Section 4 of the Mortgage, as supplemented; (6) the Company’s franchise to be a corporation; and (7) any property heretofore released pursuant to any provisions of the Indenture and not heretofore disposed of by the Company-New Jersey, the Company-Montana, NorthWestern Energy or the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as supplemented, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Co-Trustee and (to the extent of its legal capacity to hold the same for the purposes hereto) unto the Corporate Trustee, as Trustees, and their successors and assigns forever.

IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented, this Twenty-seventh Supplemental Indenture being supplemental thereto.

AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained inthe Mortgage, as supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company-New Jersey at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to the Trustees, by the Mortgage as a part of the property therein stated to be conveyed.

SUBJECT NEVERTHELESS, to the limitation permitted by subsection (I) of Section 87 of the Mortgage, as supplemented, namely, that notwithstanding the foregoing, the Mortgage, as supplemented, shall not become or be or be required to become or be a lien upon any of the properties or franchises owned by the Company on the Transfer Date or thereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) except (a) those acquired by it from NorthWestern Energy, and improvements, extensions and additions thereto and renewals and replacements thereof, (b) the property made and used by the Company as the basis under any of the provisions of the Indenture for the authentication and delivery of additional bonds or the withdrawal of cash or the release of property or a credit under Section 39 or Section 40 of the Indenture, and (c) such franchises, repairs and additional property as may be acquired, made or constructed by the Company (1) to maintain, renew and preserve the franchises covered by the Indenture, or (2) to maintain the property mortgaged and intended to be mortgaged under the Indenture as an operating system or systems in good repair, working order and condition, or (3) in rebuilding or renewal of property, subject to the Lien under the Indenture, damaged or destroyed, or (4) in replacement of or substitution for machinery, apparatus, equipment, frames, towers, poles, wire, pipe, tools, implements and furniture, subject to the Lien thereunder, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operation of the property mortgaged and intended to be mortgaged thereunder.

The Company further covenants and agrees to and with the Trustees and their successors in said trust under the Indenture, as follows:

ARTICLE I

Twenty-ninth Series of Bonds

Section 1.01.	General Terms of Bonds to be Issued.

(a)         There is hereby created a series of bonds designated: “6.34% Series due 2019” (herein sometimes referred to as the Twenty-ninth Series; and the bonds of such Twenty-ninth Series are hereinafter referred to in this Article I as the “Bonds”), each of which shall bear the descriptive title “First Mortgage Bond.” Bonds of the Twenty-ninth Series shall mature on April 1, 2019 and shall be issued as fully registered bonds in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof; they shall bear interest at the rate of 6.34% per annum payable in arrears, plus any Additional Interest as shall be payable pursuant to Section 6 of the Registration Rights Agreement, the first interest payment to be made on October 1, 2009 and shall be for the period from the date of first authentication of the Bonds to September 30, 2009, with subsequent interest payments payable semiannually on April 1 and October 1 of each year (each such payment date, an “Interest Payment Date”); the principal of and interest on each Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. For purposes of this Twenty-seventh Supplemental Indenture, the term “interest” shall be deemed to include the Additional Interest payable pursuant to Section 6 of the Registration Rights Agreement. The Bonds shall be dated as in Section 10 of the Mortgage provided.

The Bonds shall be issued substantially in the form of Exhibit A or Exhibit B hereto, as applicable, and as further provided in Article II of this Twenty-seventh Supplemental Indenture, and shall be deposited on behalf of the purchasers of the Bonds represented thereby with the Corporate Trustee as custodian for The Depository Trust Company (DTC) or such other depositary as may be subsequently designated (the “Depositary”), shall be registered in the name of the Depositary or a nominee of the Depositary and the aggregate principal amount of Bonds so issued may from time to time be increased or decreased by adjustments made on the records of the Corporate Trustee and the Depository or its nominee.

At the option of the registered owner, any Bonds, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

The Bonds shall be transferable upon the surrender thereof for cancellation, together with a written instrument of transfer in form approved by the Registrar, duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

Upon any exchange or transfer of Bonds, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of Bonds.

(b)         Upon the delivery of this Twenty-seventh Supplemental Indenture, Bonds of the Twenty-ninth Series in the aggregate principal amount of $250,000,000 are to be issued and delivered, pursuant to Articles V and/or VI of the Mortgage, forthwith and will be Outstanding in addition to $161,000,000 aggregate principal amount of Bonds of the Twenty-sixth Series Outstanding, $170,205,000 aggregate principal amount of Bonds of the Twenty-seventh Series Outstanding and $150,000,000 aggregate principal amount of Bonds of the Twenty-eighth Series Outstanding at the date of delivery of this Twenty-seventh Supplemental Indenture.

Section 1.02.	Redemption.

(a)         The Bonds will not be subject to any mandatory redemption, sinking fund or other obligation of the Company to amortize, redeem or retire the Bonds prior to maturity and, in any case, the Bonds shall not be redeemable prior to maturity at the option of any holder of Bonds. Bonds of the Twenty-ninth Series shall be redeemable, however, at the option of the Company subject to the requirements of the Indenture in whole or in part at any time and from time to time, prior to maturity, upon notice to the holders of such Bonds by first class mail, mailed not less than 30 days but not more than 60 days prior to the date on which such Bonds are fixed to be redeemed (such date fixed for redemption, the “Redemption Date”), in cash at a redemption price (the “Redemption Price”) equal to (i) the greater of: (A) one hundred per centum (100%) of the principal amount of Bonds to be redeemed then Outstanding, and (B) the sum of the present values of the remaining scheduled payments of principal and interest on such Bonds to be redeemed (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as hereinafter defined), plus 50 basis points, plus (ii) accrued and unpaid interest to the Redemption Date, as calculated by an Independent Investment Banker (as hereinafter defined); provided, however, that such Redemption Price and other terms shall be in accordance with a Resolution of the Company’s Board of Directors which Resolution shall be filed with the Corporate Trustee.

(b)         In the event of any redemption of the Bonds, neither the Company nor the Corporate Trustee shall be required to (i) register the transfer of or exchange any Bonds during a period beginning at the opening of business 15 days before any selection for redemption of such

Bonds and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Bonds to be redeemed or (ii) register the transfer of or exchange any Bonds so selected for redemption, in whole or in part, except the unredeemed portion of any Bonds being redeemed in part. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Bonds of this series or portions thereof called for redemption.

(c)         If the Company elects to redeem the Bonds in part, the Corporate Trustee shall select a fair and appropriate manner in which to determine which of the Bonds Outstanding are to be redeemed; provided that such manner shall be pursuant to the requirements of the Indenture.

(d)         For purposes of this Section 1.02:

“Adjusted Treasury Rate” means, with respect to any Redemption Date:

•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (as hereinafter defined) (if no maturity is within three months before or after the Remaining Life (as hereinafter defined), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•

if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as hereinafter defined) for such Redemption Date.

The Adjusted Treasury Rate will be calculated on the third Business Day (as hereinafter defined) preceding the Redemption Date.

“Comparable Treasury Issue” the United States Treasury security selected by an Independent Investment Banker (as hereinafter defined) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds (the “Remaining Life”).

“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations (as hereinafter defined) for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker (as hereinafter defined) obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means:

•

Banc of America Securities LLC, J.P. Morgan Securities Inc. and their successors; provided that, if Banc of America Securities LLC or J.P. Morgan Securities Inc. ceases to be a primary U.S. Government securities dealer in New York City (Primary Treasury Dealer), another Primary Treasury Dealer appointed by the Company; and

•	up to three other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Corporate Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the calculation by the Independent Investment Banker of any Redemption Price of the Bonds.

Section 1.03.	Interest.

The Bonds shall bear interest for each Interest Period (as hereinafter defined) at a rate per annum of 6.34% plus Additional Interest payable pursuant to Section 6 of the Registration Rights Agreement.

The period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date shall be an “Interest Period” provided that the first Interest Period shall begin on the date of the first authentication of the Bonds and extend through September 30, 2009, the day preceding the first Interest Payment Date.

Interest payments for the Bonds will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date or Redemption Date falls on a day that is not a Business Day, such Interest Payment Date or Redemption Date, as the case may be, will be the immediately succeeding Business Day with the same force and effect as if made on the original Interest Payment Date or Redemption Date, as the case may be, and no interest shall accrue for the period from and after such original Interest Payment Date or Redemption Date, as the case may be. All dollar amounts resulting from such calculation will be rounded, if necessary, to the nearest cent with one-half cent rounded upward.

Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date for such interest; provided, however, that interest payable at maturity (whether the stated maturity or maturity resulting from declaration of acceleration, call for redemption or otherwise) shall be payable to the Person to whom the principal of such Bond shall be payable.

Section 1.04 Registration Rights and Exchange. The Company has entered into a Registration Rights Agreement dated March 26, 2009 (the “Registration Rights Agreement”) with the initial purchasers of the Bonds of the Twenty-ninth Series pursuant to which, among other things, the Bonds that are issued without registration (the “Private Bonds”) under the Securities Act of 1933, as amended (the “Securities Act’), may be exchanged for Bonds that will be registered under the Securities Act and that will otherwise have substantially the same terms as the Private Bonds (the “Exchange Bonds”) or, failing such exchange, the Company will file a shelf registration for the resale of the Private Bonds. The Private Bonds will be offered and sold in reliance on exemptions from, or in transactions not subject to, the Securities Act, and Private Bonds will be exchanged for Exchange Bonds only pursuant to an effective registration statement under the Securities Act and otherwise in accordance with the Registration Rights Agreement and the Mortgage. Except as provided in the Registration Rights Agreement, nothing in the Mortgage or the Bonds shall be construed to require the Company to register any Bonds under the Securities Act, or to make any transfer of such Bonds in violation of applicable law. The Private Bonds and the Exchange Bonds will constitute a single series of Bonds under the Mortgage.

ARTICLE II

Transfer and Exchange of Bonds; Book Entry

Section 2.01.	Form of Bonds.

(a)         Private Bonds of the Twenty-ninth Series shall be substantially in the form of Exhibit A attached hereto. Exchange Bonds of the Twenty-ninth Series shall be substantially in the form of Exhibit B attached hereto. Each Bond shall represent such aggregate principal amount of the outstanding Bonds as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Bonds from time to time endorsed thereon and that the aggregate principal amount of outstanding Bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Bond to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Bonds represented thereby shall be made by the Corporate Trustee, the Depositary or the Bond Custodian, at the direction of the Corporate Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.03 of this Article.

(b)        The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Bank” and “Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Bonds that are held by members of, or Participants, in DTC through Euroclear or Clearstream.

(c)         The Corporate Trustee has been appointed by the Depositary to act as Bond Custodian with respect to the Global Bonds.

Section 2.02.  Transfer and Exchange of Global Bonds. A Global Bond may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Bonds shall be exchanged by the Company for Certificated Bonds only if:

(a)         the Company delivers to the Corporate Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary for the Global Bonds or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or

(b)         the Company, at its option, notifies the Corporate Trustee in writing that it elects to cause issuance of the Bonds of the Twenty-ninth Series in certificated form, subject to the procedures of the Depositary; or

(c)         there has occurred and is continuing a Default with respect to the Bonds of the Twenty-ninth Series.

Upon the occurrence of any of the preceding events in (a), (b) or (c) above, Certificated Bonds shall be issued in such names as the Depositary shall instruct the Corporate Trustee. Subject to the provisions of this Twenty-seventh Supplemental Indenture, Global Bonds also may be exchanged or replaced, in whole or in part, as provided in Sections 12 and 16 of the Indenture. Every Bond of the Twenty-ninth Series authenticated and delivered in exchange for, or in lieu of, a Global Bond or any portion thereof, pursuant to Sections 12 and 16 of the Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Bond. A Global Bond may not be exchanged for another Bond of the Twenty-ninth Series other than as provided in this Section 2.02(c), however, beneficial interests in a Global Bond may be transferred and exchanged as provided in Sections 2.03, 2.04 or 2.07 of this Article.

Section 2.03.   Transfer and Exchange of Beneficial Interests in the Global Bonds. The transfer and exchange of beneficial interests in the Global Bonds shall be effected through the Depositary, in accordance with the provisions of this Twenty-seventh Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Bonds shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Bonds also shall require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs as applicable:

(a)         Transfer of Beneficial Interests in the Same Global Bond. Beneficial interests in any Restricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Bond in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period transfers of beneficial interests in the Regulation S Global Bond may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Bond may be transferred only to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.03(a).

(b)         All Other Transfers and Exchanges of Beneficial Interests in Global Bonds. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Bond to a Person who takes delivery thereof in the form of a beneficial interest in the same Global Bond), the transferor of such beneficial interest must deliver to the Registrar either:

(i)          both (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Bond in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or

(ii)         both (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Bond in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Certificated Bond shall be registered to effect the transfer or exchange referred to in (A) above.

Upon an Exchange Offer by the Company in accordance with Section 2.07 of this Twenty-seventh Supplemental Indenture, the requirements of this Section 2.03(b) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Bonds. Upon notification from the Registrar that all of the requirements for transfer or exchange of beneficial interests in Global Bonds contained in this Twenty-seventh Supplemental Indenture, the Bonds of the Twenty-ninth Series and otherwise applicable under the Securities Act have been satisfied, the Corporate Trustee shall adjust the principal amount of the relevant Global Bonds pursuant to Section 2.09 of this Twenty-seventh Supplemental Indenture.

(c)         Transfer of Beneficial Interests to Another Restricted Global Bond. A beneficial interest in any Restricted Global Bond may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Bond if the transfer complies with the requirements of clause (b) above and the Registrar receives the following:

(i)          if the transferee shall take delivery in the form of a beneficial interest in the Rule 144A Global Bond, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in Item (1) thereof; or

(ii)         if the transferee shall take delivery in the form of a beneficial interest in the Regulation S Global Bond, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in Item (2) thereof.

(d)        Transfer and Exchange of Beneficial Interests in a Restricted Global Bond for Beneficial Interests in the Unrestricted Global Bond. A beneficial interest in any Restricted Global Bond may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Bond or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond if the exchange or transfer complies with the requirements of clause (b) above and:

(i)          such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, is not (A) a Broker-Dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144) of the Company;

(ii)         any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)       any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)	the Registrar receives the following:

(A)        if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in Item (1)(a) thereof; or

(B)        if the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in Item (4) thereof;

and, in each such case set forth in this subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (ii) or (iv) above at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Article II of the Indenture, the Corporate Trustee shall authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph (ii) or (iv) above.

Beneficial interests in an Unrestricted Global Bond cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Bond.

Section 2.04	Transfer of Beneficial Interests for Certificated Bonds.

(a)         Beneficial Interests in Restricted Global Bonds to Restricted Certificated Bonds. If any holder of a beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Bond, then, upon receipt by the Registrar of the following documentation:

(i)          if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (1) thereof;

(ii)         if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (2) thereof;

(iii)       if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(a) thereof;

(iv)       if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, other than those listed in subparagraphs (i) through (iii) above, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and any Opinion of Counsel required by Item (3) thereof, if applicable;

(v)         if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(b) thereof; or

(vi)       if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(c) thereof, the Corporate Trustee, upon notice of receipt of such documentation by the Registrar, shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 2.09 of this Article, and the Company shall execute and the Corporate Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Certificated Bond in the appropriate principal amount. Any Certificated Bond issued to a Person who takes delivery thereof in the form of a Certificated Bond pursuant to this Section 2.04 shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Corporate

Trustee shall make available for delivery such Certificated Bonds to the Persons in whose names such Bonds of the Twenty-ninth Series are so registered. Any Certificated Bond issued to a Person who takes delivery thereof in the form of a Certificated Bond pursuant to this Section 2.04 shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

Notwithstanding Sections 2.02 and 2.04 (a)(ii) hereof, a beneficial interest in the Regulation S Global Bond may not be (a) exchanged for a Certificated Bond prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(B) under the Securities Act or (b) transferred to a Person who takes delivery thereof in the form of a Certificated Bond prior to the conditions set forth in clause (a) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

(b)         Beneficial Interests in Restricted Global Bonds to Unrestricted Certificated Bonds. Notwithstanding Section 2.04(a) hereof, a holder of a beneficial interest in a Restricted Global Bond may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Bond only if:

(i)          such transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the transferee is not (A) a broker-dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144) of the Company;

(ii)         any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)       any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)        the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Bond that does not bear the Private Placement Legend, the Registrar receives a certificate from such holder in the form of Exhibit C hereto, including the certifications in Item (4) thereof; and an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

(c)         Beneficial Interests in Unrestricted Global Bonds to Unrestricted Certificated Bonds. If any holder of a beneficial interest in an Unrestricted Global Bond proposes to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Bond, then, upon notice by the Registrar of satisfaction of the conditions set forth in Section 2.03(b) of this Article, the Corporate Trustee shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 2.09 of this Article, and the Company shall execute and the Corporate Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Certificated Bond in the appropriate principal amount. Any Certificated Bond issued to a Person who shall take delivery thereof in the form of a Certificated Bond pursuant to this Section 2.04(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Corporate Trustee shall make available for delivery such Certificated Bonds to the Persons in whose names such Bonds of the Twenty-ninth Series are so registered. Any Certificated Bond issued to a Person who shall take delivery thereof in the form of a Certificated Bond pursuant to this Section 2.04(c) shall not bear the Private Placement Legend. A beneficial interest in an Unrestricted Global Bond cannot be transferred to a Person who takes delivery thereof in the form of a Certificated Bond bearing the Private Placement Legend.

Section 2.05.	Transfer and Exchange of Certificated Bonds for Beneficial Interests.

(a)         Restricted Certificated Bonds to Beneficial Interests in Restricted Global Bonds. If any Holder of a Restricted Certificated Bond proposes to exchange such Bonds of the Twenty-ninth Series for a beneficial interest in a Restricted Global Bond or to transfer such Certificated Bonds to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Bond, then, upon receipt by the Registrar of the following documentation:

(i)          if the Holder of such Restricted Certificated Bond proposes to exchange such Bonds of the Twenty-ninth Series for a beneficial interest in a Restricted Global Bond, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in Item (2)(b) thereof;

(ii)         if such Certificated Bond is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (1) thereof;

(iii)       if such Certificated Bond is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (2) thereof;

(iv)       if such Certificated Bond is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(a) thereof;

(v)         if such Certificated Bond is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, other than those listed in subparagraphs (ii) through (iv) above, a certificate in the form of Exhibit C hereto, including certifications, certificates, and any Opinion of Counsel required by Item (3) thereof, if applicable;

(vi)       if such Certificated Bond is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(b) thereof; or

(vii)      if such Certificated Bond is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in Item (3)(c) thereof, the Corporate Trustee, upon notice of receipt of such documentation by the Registrar, shall cancel the Certificated Bond, increase or cause to be increased the aggregate principal amount of, in the case of subparagraph (i) above, the appropriate Restricted Global Bond and, in the case of subparagraph (ii) above, the Rule 144A Global Bond, and, in the case of subparagraph (iii) above, the Regulation S Global Bond.

(b)         Restricted Certificated Bonds to Beneficial Interests in Unrestricted Global Bonds. A Holder of a Restricted Certificated Bond may exchange such Bond of the Twenty-ninth Series for a beneficial interest in an Unrestricted Global Bond or transfer such Restricted Certificated Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond only if:

(i)          such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (A) a broker-dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144) of the Company;

(ii)         any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)       any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)       the Registrar receives the following:

(A)        if the Holder of such Certificated Bonds proposes to exchange such Bonds of the Twenty-ninth Series for a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in Item (1)(c) thereof; or

(B)        if the Holder of such Certificated Bonds proposes to transfer such Bonds of the Twenty-ninth Series to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (4) thereof;

and, in each such case set forth in this subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Certificated Bonds are being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.05(b), the Corporate Trustee shall cancel the Certificated Bonds and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Bond.

(c)         Unrestricted Certificated Bonds to Beneficial Interests in Unrestricted Global Bonds. A Holder of an Unrestricted Certificated Bond may exchange such Bond of the Twenty-ninth Series for a beneficial interest in an Unrestricted Global Bond or transfer such Certificated Bonds to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond at any time. Upon receipt of a request for such an exchange or transfer, the Corporate Trustee shall cancel the applicable Unrestricted Certificated Bond and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Bonds.

If any such exchange or transfer from a Certificated Bond to a beneficial interest is effected pursuant to Sections 2.05(b)(ii) or (iv) of this Article or the first paragraph of this Section 2.05(c) at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Article II of the Indenture, the Corporate Trustee shall authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to Sections 2.05(b)(ii) or (iv) of this Article or the first paragraph of this Section 2.05(c).

Section 2.06.  Transfer and Exchange of Certificated Bonds for Certificated Bonds. Upon request by a Holder of Certificated Bonds and such Holder’s compliance with the provisions of this Section 2.06, the Registrar shall register the transfer or exchange of Certificated Bonds. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Certificated Bonds duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 2.06.

(a)         Restricted Certificated Bonds to Restricted Certificated Bonds. Restricted Certificated Bonds may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

(i)          if the transfer shall be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in Item (1) thereof;

(ii)         if the transfer shall be made pursuant to Rule 903 or Rule 904 of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in Item (2) thereof; and

(iii)       if the transfer shall be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by Item (3) thereof, if applicable.

(b)         Restricted Certificated Bonds to Unrestricted Certificated Bonds. Any Restricted Certificated Bond may be exchanged by the Holder thereof for an Unrestricted Certificated Bond or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Bond if:

(i)          such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such Bonds of the Twenty-ninth Series, in the case of an exchange, or the transferee, in the case of a transfer, is not (A) a broker-dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144) of the Company;

(ii)         any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)       any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(ivi)       the Registrar receives the following:

(A)        if the Holder of such Restricted Certificated Bonds proposes to exchange such Bonds of the Twenty-ninth Series for an Unrestricted Certificated Bond, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in Item (1)(b) thereof; or

(B)        if the Holder of such Restricted Certificated Bonds proposes to transfer such Bonds of the Twenty-ninth Series to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in Item (4) thereof;

and, in each such case set forth in this subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Certificated Bond is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

(c)         Unrestricted Certificated Bonds to Unrestricted Certificated Bonds. A Holder of Unrestricted Certificated Bonds may transfer such Bonds of the Twenty-ninth Series to a Person who takes delivery thereof in the form of an Unrestricted Certificated Bond. Upon receipt of a request for such a transfer, the Registrar shall register the Unrestricted Certificated Bonds pursuant to the instructions from the Holder thereof. Unrestricted Certificated Bonds cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Certificated Bond.

Section 2.07.   Exchange Offer. The Company shall inform the Corporate Trustee of the effective date of any registration statement registering the Exchange Bonds or the Private Bonds under the Securities Act. Upon the receipt of a request in writing from the Company and such other documents as reasonably requested by the Trustee from the Company, the Trustee will take such actions as shall be necessary to effectuate the exchange of any of the Private Bonds for Exchange Bonds, including but not limited to the issuance of Exchange Bonds in the form required by this Twenty-seventh Supplemental Indenture, the entry of decreases in the Regulation S Global Bond and the 144A Global Bond or, if applicable, the cancellation of Certificated Bonds.

Section 2.08.   Legends. The following legends shall appear on the face of all Global Bonds and Certificated Bonds issued under this Twenty-seventh Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Twenty-seventh Supplemental Indenture.

(a)         Private Placement Legend.

(i)          Except as permitted by subparagraph (ii) below, each Bond that is a Private Bond (and all Bonds of the Twenty-ninth Series issued in exchange therefore or substitution thereof) shall bear the legend in substantially the following form:

“THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER OF THIS BOND MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS BOND AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.”

(ii)         Notwithstanding the foregoing, any Global Bond or Certificated Bond that is an Exchange Bond issued pursuant to Sections 2.03(d), 2.04(b), 2.05(b), 2.05(c), 2.06(b), 2.06(c) or 2.07 of this Article II (and all Bonds of the Twenty-ninth Series issued in exchange therefore or substitution thereof) shall not bear the Private Placement Legend.

(b)         Global Bond Legend. Each Global Bond shall bear a legend in substantially the following form:

“THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE CORPORATE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO ARTICLE II OF THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.02 OF ARTICLE II OF THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL BOND MAY BE DELIVERED TO THE CORPORATE TRUSTEE FOR CANCELLATION PURSUANT TO ARTICLE II OF THE INDENTURE AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY OR ANY SUCCESSOR THERETO.”

Additionally, for so long as DTC is the Depositary with respect to any Global Bond, each such Global Bond shall also bear a legend in substantially the following form:

“UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ANY SUCCESSOR THERETO OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(c)          Regulation S Global Bond Legend.  Each Regulation S Global Bond shall bear a legend in substantially the following form:

“THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN AND AS HERETOFORE AMENDED AND SUPPLEMENTED). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S

GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON. THIS PARAGRAPH SHALL BE APPLICABLE ONLY DURING THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE).”

Section 2.09.  Cancellation and/or Adjustment of Global Bonds. At such time as all beneficial interests in a particular Global Bond have been exchanged for Certificated Bonds or a particular Global Bond has been redeemed, repurchased or canceled in whole and not in part, each such Global Bond shall be returned to or retained and canceled by the Corporate Trustee in accordance with Section 13 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Bond or for Certificated Bonds, the principal amount of Bonds of the Twenty-ninth Series represented by such Global Bond shall be reduced accordingly and an endorsement shall be made on such Global Bond, by the Corporate Trustee, the Bond Custodian or the Depositary at the direction of the Corporate Trustee, to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who shall take delivery thereof in the form of a beneficial interest in another Global Bond, such other Global Bond shall be increased accordingly and an endorsement shall be made on such Global Bond, by the Corporate Trustee, the Bond Custodian or by the Depositary at the direction of the Corporate Trustee, to reflect such increase.

Section 2.10.	General Provisions Relating to Transfers and Exchanges.

(a)         To permit registrations of transfers and exchanges, subject to this Article II, the Company shall execute and, upon the Company’s order, the Corporate Trustee or an uthenticating Agent shall authenticate Global Bonds and Certificated Bonds at the Registrar’s request. The Corporate Trustee has been appointed as Registrar with respect to the Bonds.

(b)         All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Article II to effect a transfer or exchange may be submitted by facsimile.

(c)         The Corporate Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to whether any Person is or is not a Person described in clauses (A), (B) and (C) of each of Sections 2.03(d)(i), 2.04(b)(i), 2.05(b)(i), 2.06(b)(i) and 2.07 of this Article or under applicable law with respect to any transfer of any interest in any Bond of the Twenty-ninth Series (including any transfers between or among Participants or beneficial owners of interests in any Global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE III

Definitions

Section 3.01.	Definitions.

The following terms shall have the meanings provided herein for all purposes of this Supplemental Indenture, unless the context clearly requires otherwise (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“144A Global Bond” means the global Bond in the form of Exhibit A hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with, or in custody for, and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds sold in reliance on Rule 144A.

“Additional Interest” has the meaning set forth in Section 6 of the Registration Rights Agreement.

“Agent” means any Registrar, paying agent or co-registrar.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Bond, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular) person (as that term is used in Section 13(d)(3) of the Exchange Act), that “person” shall be deemed to have beneficial ownership of all securities that the “person” has the right to acquire by conversion or exercise of other securities, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” shall have a corresponding meaning.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in The City of New York.

“Certificated Bond” means a certificated Bond registered in the name of the Holder thereof and issued in accordance with the Mortgage as heretofore amended and supplemented, substantially in the form of Exhibit A hereto, except that such Bond shall not bear the Global Bond Legend and shall not have the “Schedule of Exchanges of Interests in the Global Bond” attached thereto.

“Clearstream” means Clearstream Banking, societe anonyme.

“Depositary” has the meaning ascribed in Section 1.01 of this Twenty-seventh Supplemental Indenture.

“Distribution Compliance Period” means the 40-day distribution compliance period that extends through and including the 40th day after the later of the commencement of the offering of the Bonds and the closing date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Bond” has the meaning ascribed in Section 1.04 of this Twenty-seventh Supplemental Indenture.

“Global Bond Legend” means the legend set forth in Section 2.08(b) hereof to be placed on all Global Bonds issued under this Twenty-seventh Supplemental Indenture.

“Global Bonds” means, individually and collectively, each of the Restricted Global Bonds and the Unrestricted Global Bonds, substantially in the form of Exhibit A or B hereto issued in accordance with the Mortgage as heretofore amended and supplemented.

“Holder” means a Person in whose name a Bond is registered.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Bond through a Participant.

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Participant” means, with respect to DTC, Euroclear or Clearstream, a Person who has an account with DTC, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, association, joint-stock company, trust, joint venture, government, or any agency or political subdivision thereof or any other entity.

“Predecessor Bond” of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 16 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Bond.

“Private Bond” has the meaning ascribed in Section 1.04 of this Twenty-seventh Supplemental Indenture.

“Private Placement Legend” means the legend set forth in Section 2.08(a) hereof to be placed on all Private Bonds issued under this Twenty-seventh Supplemental Indenture except as otherwise permitted by the provisions of this Twenty-seventh Supplemental Indenture.

“Qualified Institutional Buyer” or “QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Record Date” means, with respect to any Interest Payment Date, the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

“Registrar” means the Person appointed by the Company to maintain the Bond register, in which register, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Bonds and for the exchange and transfer of Bonds.

“Registration Rights Agreement” means the Registration Rights Agreement dated March 26, 2009 between the Company and the initial purchasers of the Bonds of the Twenty-ninth Series.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Bond” means a Regulation S Global Bond in the form of Exhibit A hereto bearing the Private Placement Legend, the Global Bond Legend and the Regulation S Global Bond Legend and deposited with and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds sold in reliance on Regulation S.

“Restricted Certificated Bond” means a Certificated Bond bearing the Private Placement Legend.

“Restricted Global Bond” means the 144A Global Bond and the Regulation S Global Bond, each of which shall bear the Private Placement Legend.

“Rule 144” means Rule 144 under the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 903” means Rule 903 under the Securities Act.

“Rule 904” means Rule 904 under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Transfer Restricted Securities” means securities that bear or are required to bear the Private Placement Legend set forth in Section 2.08(a) hereof.

“Unrestricted Certificated Bond” means one or more Certificated Bonds that do not and are not required to bear the Private Placement Legend.

“Unrestricted Global Bond” means one or more Global Bonds, that do not and are not required to bear the Private Placement Legend and are deposited with, or in custody for, and registered in the name of the Depositary or its nominee.

“U.S. Person” means a U.S. person as defined in Rule 902(k) under the Securities Act.

ARTICLE IV

Reservation of Right to Make Amendments

Section 4.01.   The Company reserves the right, without any consent or other action by holders of Bonds of the Twenty-ninth Series, or bonds of any subsequent series, to make such amendments to the Mortgage (as supplemented) as shall be necessary in order to cause there to be excluded from the Mortgaged and Pledged Property and the Lien of the Mortgage (as supplemented) at all times, including, without limitation, in the event and following the date that either or both of the Trustees or a receiver of trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage (as supplemented) by reason of the occurrence of a Default as defined in Section 65 thereof, all of the Company’s right, title and interest, whenever arising or acquired, in, to and under all accounts (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York), all accounts receivable, all payments for goods sold or leased or for services rendered (whether or not they have been earned by performance), all rights in any merchandise or goods which any of the foregoing may represent, all rights, title, security and guaranties with respect to any or all of the foregoing, and all proceeds (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) of, and all collections from or with respect to, any or all of the foregoing.

Section 4.02    The Company reserves the right, without any consent or other action by holders of Bonds of the Twenty-ninth Series, or holders of bonds of any subsequent series, to make the following amendments to Section 120 of the Mortgage (as supplemented): (i) to substitute for the words “adversely affecting any bonds then Outstanding hereunder”, which appear at the end of the last sentence of such Section, the words “which adversely affects the interests of the Holders of any of the bonds then Outstanding in any material respect” and (ii) to add at the end of the first sentence of such Section the following:

; or the Company may correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture; or the Company may make other changes to the provisions hereof or of any supplemental indenture or add new provisions hereto or to any supplemental indenture or eliminate provisions here from or from any supplemental indenture, provided that the same does not adversely affect the interests of the Holders of any of the bonds then Outstanding in any material respect.

ARTICLE V

Amendments to Mortgage

Section 5.01.  So long as any of the Bonds of the Twenty-ninth Series remain Outstanding, Section 7 of the Mortgage is amended by adding at the end thereof the following additional paragraphs:

If any bonds Outstanding at the date of a Net Earning Certificate (except any for the refunding of which the bonds applied for are to be issued) or any bonds then applied for in pending applications (including the application in connection with which such Net Earning Certificate is made) bear or are to bear interest at a variable rate or variable rates such that the interest requirements with respect to such bonds for any twelve (12) month period prior to the stated maturity date of such bonds are not determinable at the date of such Net Earning Certificate (any such bonds being referred to as “Variable Rate Bonds”), then (in lieu of setting forth the Annual Interest Requirements (as otherwise prescribed by this Section 7), such Net Earning Certificate shall (A) set forth (i) the sum of the amounts required by clauses (i) through (iv) of paragraph (B) of this Section 7 (in the case of such clauses (i) and (ii), excluding the interest requirements in respect of the Variable Rate Bonds) (the sum of such amounts being referred to herein and to be referred to in such Net Earning Certificate as the “Fixed Rate Interest Amount”), and (ii) the amount (referred to herein and to be referred to in such Net Earning Certificate as the “Maximum Permitted Variable Rate Interest Amount”) by which (x) one-half of the Adjusted Net Earnings of the Company set forth in such Net Earning Certificate, exceeds (y) the Fixed Rate Interest Amount set forth in such Net Earning Certificate, and (ii) if such Net Earning Certificate is accompanied by a certificate of an independent (as hereinafter defined) investment banking firm, signed by a managing director or officer thereof, to the effect that, based upon historical fluctuations in the indices upon which the variable rate or variable rates home by the Variable Rate Bonds are based, and taking into account the margins to be added to or subtracted from such indices and/or any other adjustments to be made in determining such variable rate or variable rates and prevailing and projected conditions in the markets influencing such indices, such independent (as hereinafter defined) investment banking firm believes (or is of the view), as of the date of such certificate, that the aggregate amount of interest to be payable on all of the Variable Rate Bonds during any period of twelve (12) months prior to the stated maturity date last to occur of any of the Variable Rate Bonds will not exceed the Maximum Permitted Variable Rate Interest Amount (as calculated by the Company in such Net Earning Certificate without any responsibility on the part of such independent (as hereinafter defined) investment banking firm for the calculation thereof), such Net Earning Certificate shall be deemed for all purposes of the Mortgage (including, without limitation, Sections 26, 28 and 29 of the Mortgage) to show Adjusted Net Earnings of the Company to be as required by Section 27 of the Mortgage. As used in this Section 7, “independent” means, with respect to an investment banking firm that provides a certificate pursuant to this Section 7, that: (i) such investment banking firm is competent to provide such certificate (and such investment banking firm shall be conclusively presumed to be competent to provide such certificate if such investment banking firm is an investment banking firm of nationally recognized standing and engages in interest rate swap transactions in the ordinary course of its business); (ii) such investment banking firm does not have any direct or indirect investment in the Company or in any bonds that, as of the date of such certificate, are Outstanding or the subject of a pending application for authentication and delivery under the Mortgage (including, without limitation, any bonds that are subject of the Net Earning Certificate to which such certificate relates) or in any affiliate of the Company (other than de minimus amounts of loans or securities of the Company or affiliates of the Company held in its or its affiliates’ accounts and any investment in, or ownership of, additional securities or loans of the Company or affiliates of the Company resulting from its market making activities in the ordinary course of its business); (iii) such investment banking firm is not, and none of its officers or directors is, an affiliate of the Company; and (iv) such investment banking firm is not acting as an underwriter with respect to any bonds that are the subject of the Net Earning Certificate to which such certificate relates or as an arranger or provider of the loans, extensions of credit or other securities (if any) for which such bonds are collateral security.

If the Company is a successor corporation (within the meaning of Section 86 of this Indenture), the “Adjusted Net Earrings of the Company” as set forth in each Net Earning Certificate shall be calculated as described in the last two sentences of Section 86 of this Indenture.

Section 5.02.  So long as any of the Bonds of the Twenty-ninth Series remain Outstanding, Section 27 of the Mortgage is amended by adding at the end thereof the following additional sentence:

As described in the penultimate paragraph of Section 7 hereof, and subject to the conditions therein specified, a Net Earning Certificate shall be deemed to show Adjusted Net Earnings of the Company to be as required by this Section 27 (without any necessity for such Net Earning Certificate to specify Annual Interest Requirements).

Section 5.03.   So long as any of the Bonds of the Twenty-ninth Series are Outstanding, Section 86 of the Mortgage is amended by adding at the end thereof the following additional sentences:

For the avoidance of any doubt, it is expressly stated that in the event that a successor corporation (having succeeded to and having been substituted for the Company in accordance with this Section 86) shall exercise any right under this Indenture (whether as to the issuance of additional bonds (including, without limitation, the Bonds of the Twenty-ninth Series), the withdrawal of cash, the release of property, the taking of credit under Section 39 or Section 40 hereof, or otherwise) and a Net Earning Certificate shall be required by the terms of this Indenture in connection therewith, the “Adjusted Net Earnings of the Company” shall be, and shall be stated in such Net Earning Certificate to be, the lesser of (A) the amount (for the applicable period selected in accordance with paragraph (A) of Section 7 of this Indenture) determined in accordance with paragraph (A) of Section 7 of this Indenture (and the other provisions of such Section 7 that are relevant to such paragraph) on the basis of (i) the items set forth in clauses (1), (2), (4) and (6) of paragraph (A) of such Section 7 being such portions of such items of such successor corporation as are reasonably allocated by such successor corporation to or from the Mortgaged and Pledged Property as a plant or plants and an operating system or operating systems (and if, on the date of a Net Earning Certificate, such successor corporation shall be a party to any other general or first mortgage indenture and deed of trust relating to property other than the Mortgaged and Pledged Property and the lien of such other mortgage indenture and deed of trust shall not have been discharged, such reasonable allocation shall be in a manner consistent with the manner of allocation utilized and/or to be utilized by such successor corporation in making calculations of the “Adjusted Net Earnings of the Company” (or other comparable term) under and as defined in such other mortgage indenture and deed of trust), (ii) the item set forth in clause (8) of paragraph (A) of such Section 7 being calculated without regard to income (net) derived from any electric and/or gas utility business of the successor corporation in which the Mortgaged and Pledged Property is not utilized (but otherwise in accordance with such Section 7), and (iii) the item set forth in clause (10) of paragraph (A) of such Section 7 being calculated without regard to sub-clause (b) of such clause and without regard to the proviso to such clause (but otherwise in accordance with such clause), and (B) the amount (for the applicable period selected in accordance with paragraph (A) of Section 7 of this Indenture) determined in accordance with paragraph (A) of Section 7 of this Indenture (and the other provisions of such Section 7 that are relevant to such paragraph) (without any allocation or distinction as to the derivation of the items set forth in any of the clauses of paragraph (A) of such Section 7, other than allocation or distinction between (i) the electric and/or gas utility business or businesses in which such successor corporation is engaged (whether or not the Mortgaged and Pledged Property is utilized in connection therewith), and (ii) the other business or businesses in which such successor corporation is engaged (with such other business or businesses being given effect under the items set forth in clauses (8) and (10) of paragraph (A) of such Section 7)). Each such Net Earning Certificate shall contain a statement of the signers of such Net Earning Certificate that, in the opinion of such signers, the allocations made in the calculations of “Adjusted Net Earnings of the Company” as set forth in such Net Earning Certificate are in accordance with the requirements of the preceding sentence of this Section 86.

Section 5.04    For so long as any Bonds of the Twenty-ninth Series are Outstanding, the Company shall not subject, or permit to be subjected, any Mortgaged and Pledged Property under the Mortgage to the lien of the Company’s General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, as amended and supplemented.

ARTICLE VI

Miscellaneous Provisions

Section 6.01. Subject to the amendments provided for in this Twenty-seventh Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Twenty-seventh Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.

Section 6.02. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Twenty-seventh Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twenty-seventh Supplemental Indenture.

Section 6.03. Whenever in this Twenty-seventh Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Twenty-seventh Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustees shall, subject as aforesaid, bind and inure to the respective benefit of the respective successors and assigns of such parties, whether so expressed or not.

Section 6.04. Nothing in this Twenty-seventh Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Indenture, any right, remedy or claim under or by reason of this Twenty-seventh Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Twenty-seventh Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons Outstanding under the Indenture.

Section 6.05. This Twenty-seventh Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents, and its seal to be attested by its Corporate Secretary or one of its Corporate Assistant Secretaries for and in its behalf, and THE BANK OF NEW YORK MELLON, in token of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or one of its Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents, Assistant Secretaries or Assistant Treasurers, and Ming Ryan, for all like purposes, has hereunto set her hand and affixed her seal, as of the day and year first above written.

NORTHWESTERN CORPORATION

By:	/s/ Brian B. Bird________________________
Brian B. Bird
Vice President and Chief Financial Officer

[SEAL]

Attest:

/s/ Tamra F. Lydic________________________

Tamra F. Lydic

Assistant Corporate Secretary

Executed, sealed and delivered by

NORTHWESTERN CORPORATION

in the presence of:

/s/ Timothy P. Olson______________________

/s/ Paul J. Evans______________ ___________

[Signature Page to the Twenty-seventh Supplemental Indenture]

STATE OF SOUTH DAKOTA     )

) ss.
COUNTY OF LINCOLN	)

This instrument was acknowledged before me on this 23rd day of March, 2009, by Brian B. Bird, Vice President, of NORTHWESTERN CORPORATION, a Delaware corporation.

/s/ Nancy Thompson ________________________

Notary Public

[SEAL]

[Signature Page to the Twenty-seventh Supplemental Indenture]

THE BANK OF NEW YORK MELLON,

as Corporate Trustee

By:/s/ Carlos R. Luciano_____________________

Name: Carlos R. Luciano

Title: Vice President

[SEAL]

Attest:

/s/ Christopher Greene______________

Name: Christopher Greene

Title: Vice President

/s/ Ming Ryan__________ _____ __ [L.S.]

      Ming Ryan, as Co-Trustee

Executed, sealed and delivered by

THE BANK OF NEW YORK MELLON and

Ming Ryan in the presence of:

/s/ Christopher Greene______________

Christopher Greene

Vice President

/s/ Francine Kincaid	______________

Francine Kincaid

Vice President

[Signature Page to the Twenty-seventh Supplemental Indenture]

STATE OF NEW YORK     )

) ss.
COUNTY OF NEW YORK	)

This instrument was acknowledged before me on this 25th day of Marhc, 2009, by Carlos R. Luciano, Vice President of THE BANK OF NEW YORK MELLON, a New York corporation.

/s/ Cheryl L. Clarke______________________

      Notary Public

CHERYL. L. CLARKE

Notary Public, State of New York

No. 01CL5057121

Qualified in New York County

Certificate Filed in New York County

Commission Expires May 11, 2010

[Signature Page to the Twenty-seventh Supplemental Indenture]

2

STATE OF NEW YORK     )

) ss.
COUNTY OF NEW YORK	)

This instrument was acknowledged before me on this 25th day of March, 2009, by MING RYAN.

/s/ Cheryl L. Clarke______________________

      Notary Public

CHERYL. L. CLARKE

Notary Public, State of New York

No. 01CL5057121

Qualified in New York County

Certificate Filed in New York County

Commission Expires May 11, 2010

[Signature Page to the Twenty-seventh Supplemental Indenture]

3

EXHIBIT A

FORM OF PRIVATE BOND

(FACE OF BOND)

[Insert the Global Bond Legend, if applicable, pursuant to the provisions of the Twenty-seventh Supplemental Indenture]

[Insert the Private Placement Legend, if applicable, pursuant to the provisions of the Twenty-seventh Supplemental Indenture]

[Insert the Reg S Global Bond Legend, if applicable, pursuant to the provisions of the Twenty-seventh Supplemental Indenture]

NORTHWESTERN CORPORATION

FIRST MORTGAGE BOND, 6.34% SERIES DUE 2019

No. [T] R-	CUSIP: _____________ $______________

NORTHWESTERN CORPORATION, a corporation organized and existing under the Laws of the State of Delaware (hereinafter called the Company), for value received, hereby promises to pay to ______________________ or its registered assigns, on April 1, 2019, at the office or agency of the Company in the Borough of Manhattan, The City of New York, $______________ dollars in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner hereof interest thereon from the date of first authentication of Bonds of the series herein designated, at the rate per annum of 6.34%, plus Additional Interest, if applicable, pursuant to the Registration Rights Agreement (as hereinafter defined) in like coin or currency at such office or agency on April 1 and October 1 in each year, until the Company’s obligation with respect to the payment of such principal shall have been discharged.

This Bond is issued by the Company pursuant to the Twenty-seventh Supplemental Indenture (described on the reverse hereof). The terms of this Bond shall be those specified herein and pursuant to the Mortgage (as hereinafter defined), as heretofore amended and supplemented, including by the Twenty-seventh Supplemental Indenture.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though set fully forth at this place.

This Bond shall not become obligatory until The Bank of New York Mellon, the Corporate Trustee under the Mortgage, or its successor thereunder, shall have signed the form of authentication certificate endorsed hereon.

                              IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice-Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his/her signature or a facsimile thereof.

Dated: March ____, 2009.

NORTHWESTERN CORPORATION

By ____________________________

Attest: ____________________________

CORPORATE TRUSTEE’S AUTHENTICATION CERTIFICATE

This Bond is one of the Bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK MELLON,
as Corporate Trustee

By ____________________________
Authorized Signatory

(REVERSE OF BOND)

General

This Bond is one of an issue of Bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, 6.34% Series due 2019, all Bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indenture supplemental thereto, called the Mortgage), dated as of October 1, 1945, executed by the Company to Guaranty Trust Company of New York (The Bank of New York Mellon, successor) and Arthur E. Burke (Ming Ryan, successor), as Trustees. Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds and of the Trustees in respect thereof, the duties and immunities of the Trustees and the terms and conditions upon which the Bonds are and are to be secured and the circumstances under which additional Bonds may be issued. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of the holders of one or more, but less than all, series of Bonds then outstanding are to be affected, then also by affirmative vote of the holders of at least 66 2/3% in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall, among other things, impair or affect the right of the holder to receive payment of the principal of (and premium, if any) and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

This Bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon payment, if the Company shall require it, of the transfer charges provided for in the Mortgage, and, thereupon, a new fully registered Bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage; provided that, this Bond shall also be subject to the restrictions on transfer and exchange that appear above. The Company and the Trustees may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustees shall be affected by any notice to the contrary.

In the manner prescribed in the Mortgage, any Bonds of this series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of registered Bonds of the same series of other authorized denominations.

The Company shall not be required (A) to issue, to register the transfer of or to exchange Bonds during a period beginning at the opening of business 15 days before the day of any selection of Bonds for redemption under Section 1.02 of the Twenty-Sixth Supplemental Indenture (as hereinafter defined) and ending at the close of business on the day of selection or (B) to register the transfer of or to exchange any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

No recourse shall be had for the payment of the principal of or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

Capitalized terms used in this Bond shall have the meanings ascribed to them in the Twenty-seventh Supplemental Indenture.

Interest

The Bonds shall bear interest for each Interest Period (as hereinafter defined) at a rate per annum of 6.34% (the “Interest Rate”), as set forth in Section 1.01 of the Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, between the Company and the Trustees (such supplemental indenture, the “Twenty-seventh Supplemental Indenture”), plus Additional Interest, if applicable, as set forth in the Registration Rights Agreement.

The period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date shall be an “Interest Period,” provided that the first Interest Period shall begin on the date of the first authentication of the Bonds and extend through September 30, 2009, the day preceding the first Interest Payment Date.

Interest payments for the Bonds will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date or Redemption Date falls on a day that is not a Business Day, such Interest Payment Date or Redemption Date, as the case may be, will be the immediately succeeding Business Day with the same force and effect as if made on the original Interest Payment Date or Redemption Date, as the case may be, and no interest shall accrue for the period from and after such original Interest Payment Date or Redemption Date, as the case may be. All dollar amounts resulting from such calculation will be rounded, if necessary, to the nearest cent with one-half cent rounded upward.

Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more

Predecessor Bonds) is registered at the close of business on the Record Date for such interest; provided, however, that interest payable at maturity (whether the stated maturity or maturity resulting from declaration of acceleration, call for redemption or otherwise) shall be payable to the Person to whom the principal of such Bond shall be payable.

Redemption

The Bonds shall be redeemable at the option of the Company in whole or in part at any time and from time to time, prior to maturity, upon notice to the holders of such Bonds by first class mail, mailed not less than 30 days but not more than 60 days prior to the date on which such Bonds are fixed to be redeemed (such date fixed for redemption, the “Redemption Date”), in cash at a redemption price (the “Redemption Price”) equal to (i) the greater of: (A) one hundred per centum (100%) of the principal amount of Bonds to be redeemed then Outstanding, and (B) the sum of the present values of the remaining scheduled payments of principal and interest on such Bonds to be redeemed (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, plus (ii) accrued and unpaid interest to the Redemption Date, as calculated by an Independent Investment Banker.

“Adjusted Treasury Rate” means, with respect to any Redemption Date:
•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (as hereinafter defined) (if no maturity is within three months before or after the Remaining Life (as hereinafter defined), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•

if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as hereinafter defined) for such Redemption Date.

The Adjusted Treasury Rate will be calculated on the third Business Day (as hereinafter defined) preceding the Redemption Date.

“Comparable Treasury Issue” the United States Treasury security selected by an Independent Investment Banker (as hereinafter defined) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds (the “Remaining Life”).

“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations (as hereinafter defined) for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker (as hereinafter defined) obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means:
•

Banc of America Securities LLC, J.P. Morgan Securities Inc. and their successors; provided that, if Banc of America Securities LLC or J.P. Morgan Securities Inc. ceases to be a primary U.S. Government securities dealer in New York City (Primary Treasury Dealer), another Primary Treasury Dealer appointed by the Company; and

•	up to three other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Corporate Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the calculation by the Independent Investment Banker of any Redemption Price of the Bonds.

INSTRUMENT OF ASSIGNMENT AND TRANSFER

FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee _________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

(Please print or typewrite name and address,

including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated: ____________________________

___________________________________
Name:
NOTICE:	The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

__________________________

Signature Guarantee

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The following exchanges of a part of this Global Bond for an interest in another Global Bond or for a Certificated Bond, or exchanges of a part of another Global Bond or Certificated Bond for an interest in this Global Bond, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Corporate Trustee or Bond Custodian

_________________________

 This should be included only if the Bond is issued in global form.

EXHIBIT B

FORM OF EXCHANGE BOND

(FACE OF BOND)

[Insert the Global Bond Legend, if applicable, pursuant to the provisions of the Twenty-seventh Supplemental Indenture]

NORTHWESTERN CORPORATION

FIRST MORTGAGE BOND, 6.34% SERIES DUE 2019

No. [T] R-	CUSIP: ___________ $______________

NORTHWESTERN CORPORATION, a corporation organized and existing under the Laws of the State of Delaware (hereinafter called the Company), for value received, hereby promises to pay to ______________________ or its registered assigns, on April 1, 2019, at the office or agency of the Company in the Borough of Manhattan, The City of New York, $______________ dollars in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay to the registered owner hereof interest thereon from the date of first authentication of Bonds of the series herein designated, at the rate per annum of 6.34%, plus Additional Interest, if applicable, pursuant to the Registration Rights Agreement, in like coin or currency at such office or agency on April 1 and October 1 in each year, until the Company’s obligation with respect to the payment of such principal shall have been discharged.

This Bond is issued by the Company pursuant to the Twenty-seventh Supplemental Indenture (described on the reverse hereof). The terms of this Bond shall be those specified herein and pursuant to the Mortgage (as hereinafter defined), as heretofore amended and supplemented, including by the Twenty-seventh Supplemental Indenture.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though set fully forth at this place.

This Bond shall not become obligatory until The Bank of New York Mellon, the Corporate Trustee under the Mortgage, or its successor thereunder, shall have signed the form of authentication certificate endorsed hereon.

                IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused this instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice-Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his/her signature or a facsimile thereof.

Dated: ________________

NORTHWESTERN CORPORATION

By ____________________________

Attest: ____________________________

CORPORATE TRUSTEES AUTHENTICATION CERTIFICATE

This Bond is one of the Bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK MELLON,
as Corporate Trustee

By ____________________________
Authorized Signatory

(REVERSE OF BOND)

General

This Bond is one of an issue of Bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, 6.34% Series due 2019, all Bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indenture supplemental thereto, called the Mortgage), dated as of October 1, 1945, executed by the Company to Guaranty Trust Company of New York (The Bank of New York Mellon, successor) and Arthur E. Burke (Ming Ryan, successor), as Trustees. Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds and of the Trustees in respect thereof, the duties and immunities of the Trustees and the terms and conditions upon which the Bonds are and are to be secured and the circumstances under which additional Bonds may be issued. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of the holders of one or more, but less than all, series of Bonds then outstanding are to be affected, then also by affirmative vote of the holders of at least 66 2/3% in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall, among other things, impair or affect the right of the holder to receive payment of the principal of (and premium, if any) and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

The principal hereof may be declared or may become due prior to the maturity date hereinbefore named on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a default as in the Mortgage provided.

This Bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond, and upon payment, if the Company shall require it, of the transfer charges provided for in the Mortgage, and, thereupon, a new fully registered Bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage; provided that, this Bond shall also be subject to the restrictions on transfer and exchange that appear above. The Company and the Trustees may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustees shall be affected by any notice to the contrary.

In the manner prescribed in the Mortgage, any Bonds of this series, upon surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of registered Bonds of the same series of other authorized denominations.

The Company shall not be required (A) to issue, to register the transfer of or to exchange Bonds during a period beginning at the opening of business 15 days before the day of any selection of Bonds for redemption under Section 1.02 of the Twenty-seventh Supplemental Indenture (as hereinafter defined) and ending at the close of business on the day of selection or (B) to register the transfer of or to exchange any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

No recourse shall be had for the payment of the principal of or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

Capitalized terms used in this Bond shall have the meanings ascribed to them in the Twenty-seventh Supplemental Indenture.

Interest

The Bonds shall bear interest for each Interest Period (as hereinafter defined) at a rate per annum of 6.34% (the “Interest Rate”), as set forth in Section 2.01 of the Twenty-seventh Supplemental Indenture, dated as of March 1, 2009, between the Company and the Trustees (such supplemental indenture, the “Twenty-seventh Supplemental Indenture”), plus Additional Interest, if applicable, pursuant to the Registration Rights Agreement.

The period commencing on an Interest Payment Date and ending on the day preceding the next succeeding Interest Payment Date shall be an “Interest Period,” provided that the first Interest Period shall begin on the date of the first authentication of the Bonds and extend through September 30, 2009, the day preceding the next Interest Payment Date.

Interest payments for the Bonds will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date or Redemption Date falls on a day that is not a Business Day, such Interest Payment Date or Redemption Date, as the case may be, will be the immediately succeeding Business Day with the same force and effect as if made on the original Interest Payment Date or Redemption Date, as the case may be, and no interest shall accrue for the period from and after such original Interest Payment Date or Redemption Date, as the case may be. All dollar amounts resulting from such calculation will be rounded, if necessary, to the nearest cent with one-half cent rounded upward.

Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more

Predecessor Bonds) is registered at the close of business on the Record Date for such interest; provided, however, that interest payable at maturity (whether the stated maturity or maturity resulting from declaration of acceleration, call for redemption or otherwise) shall be payable to the Person to whom the principal of such Bond shall be payable.

Redemption

The Bonds Series shall be redeemable at the option of the Company in whole or in part at any time and from time to time, prior to maturity, upon notice to the holders of such Bonds by first class mail, mailed not less than 30 days but not more than 60 days prior to the date on which such Bonds are fixed to be redeemed (such date fixed for redemption, the “Redemption Date”), in cash at a redemption price (the “Redemption Price”) equal to (i) the greater of: (A) one hundred per centum (100%) of the principal amount of Bonds to be redeemed then Outstanding, and (B) the sum of the present values of the remaining scheduled payments of principal and interest on such Bonds to be redeemed (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, plus (ii) accrued and unpaid interest to the Redemption Date, as calculated by an Independent Investment Banker..

“Adjusted Treasury Rate” means, with respect to any Redemption Date:

•

the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (as hereinafter defined) (if no maturity is within three months before or after the Remaining Life (as hereinafter defined), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

•

if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as hereinafter defined) for such Redemption Date.

The Adjusted Treasury Rate will be calculated on the third Business Day (as hereinafter defined) preceding the Redemption Date.

“Comparable Treasury Issue” the United States Treasury security selected by an Independent Investment Banker (as hereinafter defined) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds (the “Remaining Life”).

“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations (as hereinafter defined) for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker (as hereinafter defined) obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means:

•

Banc of America Securities LLC, J.P. Morgan Securities Inc. and their successors; provided that, if Banc of America Securities LLC or J.P. Morgan Securities Inc. ceases to be a primary U.S. Government securities dealer in New York City (Primary Treasury Dealer), another Primary Treasury Dealer appointed by the Company; and

•	up to three other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Corporate Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in acting upon the calculation by the Independent Investment Banker of any Redemption Price of the Bonds.

INSTRUMENT OF ASSIGNMENT AND TRANSFER

FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee _________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

(Please print or typewrite name and address,

including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated: ____________________________

_________________________________
Name:
NOTICE:	The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

__________________________

Signature Guarantee

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The following exchanges of a part of this Global Bond for an interest in another Global Bond or for a Certificated Bond, or exchanges of a part of another Global Bond or Certificated Bond for an interest in this Global Bond, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Corporate Trustee or Bond Custodian

_________________________

 This should be included only if the Bond is issued in global form.

EXHIBIT C

FORM OF CERTIFICATE OF TRANSFER

NorthWestern Corporation

3010 West 69th Street

Sioux Falls, South Dakota 57108

The Bank of New York Mellon, as Trustee

101 Barclay Street

New York, New York 10286

Re:	First Mortgage Bonds, 6.34% Series due 2019 (the “Bonds”)

Reference is hereby made to the Twenty-seventh Supplemental Indenture, dated as of March 1, 2009 (the "Indenture"), between NorthWestern Corporation, as issuer (the "Company"), and The Bank of New York Mellon and Ming Ryan, as trustees. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

______________________, (the "Transferor") owns and proposes to transfer the Bond[s] or interest in such Bonds[s] specified in Annex A hereto, in the principal amount of $ ______ in such Bonds[s] or interests (the "Transfer"), to_________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.            ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Bond or a Certificated Bond Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Bond is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Bond for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Bond and/or the Certificated Bond and in the Indenture and the Securities Act.

2.            ☐ Check If Transferee will take delivery of a beneficial interest in the Regulation S Global Bond or a Certificated Bond pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii)-the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Bond will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Bond, and/or the Certificated Bond and in the Indenture and the Securities Act.

3.            ☐ Check and complete if Transferee will take delivery of a beneficial interest in a Global Bond or a Certificated Bond pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Bonds and Restricted Certificated Bonds and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4.            ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Bond or an Unrestricted Certificated Bond.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Certificated Bonds and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Certificated Bonds and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Bond will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds or Restricted Certificated Bonds and in the Indenture.

This certificate and the statements contained herein are made for the benefit of the Trustee and the Registrar and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

__________________________

Signature Guarantee

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(1)	☐ a beneficial interest in the:

☐ 144A Global Bond (CUSIP ________), or

☐ Regulation S Global Bond (CUSIP ________), or

	(2)	☐ a Restricted Certificated Bond.
2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(3)	☐ a beneficial interest in the:

☐ 144A Global Bond (CUSIP ______), or

☐ Regulation S Global Bond (CUSIP ______), or

☐ Unrestricted Global Bond (CUSIP ______), or

(4)	☐ a Restricted Certificated Bond; or
(5)	☐ an Unrestricted Certificated Bond,

in accordance with the terms of the Indenture.

EXHIBIT D

FORM OF CERTIFICATE OF EXCHANGE

NorthWestern Corporation

3010 West 69th Street

Sioux Falls, South Dakota 57108

The Bank of New York Mellon, as Trustee

101 Barclay Street

New York, New York 10286

Re:	First Mortgage Bonds, 6.34% Series due 2019 (the “Bonds”)

(CUSIP ______)

Reference is hereby made to the Twenty-seventh Supplemental Indenture, dated as of March 1, 2009 (the "Indenture"), between NorthWestern Corporation, as issuer (the "Company"), and The Bank of New York Mellon and Ming Ryan, as trustees. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_______________________, (the "Owner") owns and proposes to exchange the Bond[s] or interest in such Bond[s] specified herein, in the principal amount of $__________ in such Bond[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1.            Exchange of Restricted Certificated Bonds or Beneficial Interests in a Restricted Global Bonds for Unrestricted Certificated Bond or Beneficial Interests in an Unrestricted Global Bond

(a)          ☐ Check if Exchange is from beneficial interest in a Restricted Global Bond to beneficial interest in an Unrestricted Global Bond. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a beneficial interest in an Unrestricted Global Bond in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Bonds and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b)          ☐ [Intentionally omitted]

(c)          ☐ Check if Exchange is from Restricted Certificated Bond to beneficial interest in an Unrestricted Global Bond. In connection with the Owner's Exchange of a Restricted Certificated Bond for a beneficial interest in an Unrestricted Global Bond, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Bonds and pursuant to and in accordance with the Securities

Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d)          ☐ Check if Exchange is from Restricted Certificated Bond to Unrestricted Certificated Bond. In connection with the Owner's Exchange of a Restricted Certificated Bond for an Unrestricted Certificated Bond, the Owner hereby certifies (i) the Unrestricted Certificated Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.            Exchange of Restricted Certificated Bonds or Beneficial Interests in Restricted Global Bonds for Restricted Certificated Bonds or Beneficial Interests in Restricted Global Bonds.

(a)          ☐ [Intentionally omitted]

(b) ☐ Check if Exchange is from Restricted Certificated Bond to beneficial interest in a Restricted Global Bond. In connection with the Exchange of the Owner's Restricted Certificated Bond for a beneficial interest in the [CHECK ONE] ? 144A Global Bond, ? Regulation S Global Bond with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Bond and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for the benefit of the Trustee and the Registrar and the benefit of the Company.

[Insert Name of Transferor]

By:

Name:

Title:

Dated:

__________________________

Signature Guarantee

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.